UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

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Preliminary Proxy Statement
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þ    Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material Pursuant to §240.14a-12

MAGELLAN PETROLEUM CORPORATION
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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4.	Date Filed:

1775 Sherman Street, Suite 1950
Denver, Colorado 80203
SPECIAL MEETING OF STOCKHOLDERS
To be Held on July 10, 2015
June 8, 2015

Dear Stockholder:

On behalf of the Board of Directors and management of Magellan Petroleum Corporation (“Magellan”), we are pleased to invite you to attend the Special Meeting of Stockholders (the “Special Meeting”) to be held on Friday, July 10, 2015, at 10:00 a.m. local time in the Lobby Conference Room of the Denver Financial Center, located at 1775 Sherman St., Denver, Colorado.
At the Special Meeting, you and the other stockholders will be asked to vote on:

•	an amendment to our Restated Certificate of Incorporation to effect a reverse stock split of our common stock; and

•
the adjournment or postponement of the Special Meeting, if necessary, to solicit additional proxies in the event there are not sufficient votes at the time of the Special Meeting to approve the above proposal.

The accompanying Notice of Special Meeting of Stockholders and Special Meeting Proxy Statement (“Proxy Statement”) provide additional information concerning the business to be acted on at the meeting.
Your vote is important, and we encourage you to vote even if you cannot attend the Special Meeting in person. You may vote by signing and returning the enclosed proxy card in the envelope provided. If your shares are held of record by a bank or broker, please vote by using the instruction form provided to you by or on behalf of the bank or broker.
We thank you for your continued support of Magellan and we look forward to seeing many of you at the Special Meeting.
Sincerely yours,

J. Robinson West	J. Thomas Wilson
Chairman of the Board of Directors	President and Chief Executive Officer

1775 Sherman Street, Suite 1950
Denver, Colorado 80203

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
To be Held on July 10, 2015

NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders of Magellan Petroleum Corporation, a Delaware corporation (the “Company”), will be held on Friday, July 10, 2015, at 10:00 a.m. local time in the Lobby Conference Room of the Denver Financial Center, located at 1775 Sherman St., Denver, Colorado, for the following purposes:

(1)
To approve an amendment to our Restated Certificate of Incorporation to effect a reverse stock split of our common stock at a ratio determined by the Board of Directors within a specific range, without reducing the authorized number of shares of our common stock; and

(2)
To approve the adjournment or postponement of the Special Meeting, if necessary, to solicit additional proxies in the event there are not sufficient votes at the time of the Special Meeting to approve the above proposal.

Only stockholders of record at the close of business on May 28, 2015, are entitled to receive notice of and to vote at the Special Meeting.
Please vote by signing, dating, and returning the enclosed proxy card in the enclosed envelope as soon as possible.
Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on July 10, 2015: The Proxy Statement for the Special Meeting of Stockholders is available at http://www.proxyvote.com.
By Order of the Board of Directors,

Matthew R. Ciardiello
Corporate Secretary
June 8, 2015

TABLE OF CONTENTS

Page

GENERAL INFORMATION	1
VOTES REQUIRED FOR APPROVAL	1
Votes Required	1
Discretionary Voting of Shares Held in Street Name	2
Quorum Required; “Broker Non-Votes” and Abstentions	2
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	2
Security Ownership of Management	2
Other Security Holders	4
PROPOSAL 1 APPROVAL OF AMENDMENT TO RESTATED CERTIFICATE OF INCORPORATION TO EFFECT REVERSE STOCK SPLIT	4
Introduction	4
Reasons for the Reverse Stock Split	5
Effect of the Reverse Stock Split on Our Common Stock	6
Procedure for Implementing the Reverse Stock Split	7
Beneficial Holders of Common Stock (i.e., stockholders who hold in street name)	7
Registered “Book-Entry” Holders of Common Stock (i.e., stockholders that are registered on the transfer agent’s books and records but do not hold stock certificates)	8
Exchange of Stock Certificates and Elimination of Fractional Share Interests	8
Fractional Shares	8
Effect of the Reverse Stock Split on our Equity Compensation Plans, Options, and Restricted Stock Awards	9
Effects of the Reverse Stock Split on our Preferred Stock	9
Possible Anti-Takeover Effects	9
Accounting Matters	10
Certain Federal Income Tax Consequences	10
No Appraisal Rights	11
Vote Required For Approval	11
Board Recommendation	11
PROPOSAL 2 APPROVAL OF ADJOURNMENT OR POSTPONEMENT OF SPECIAL MEETING, IF NECESSARY	11
Vote Required for Approval	12
Board Recommendation	12
OTHER MATTERS	12
SOLICITATION OF PROXIES	12
STOCKHOLDER PROPOSALS FOR THE 2015 ANNUAL MEETING	12
Notice of Business to be Brought Before a Stockholders’ Meeting	13
Nominations of Persons for Election to the Board of Directors	13
APPENDIX A - FORM OF AMENDMENT TO RESTATED CERTIFICATE OF INCORPORATION	A-1

ii

1775 Sherman Street, Suite 1950
Denver, Colorado 80203
SPECIAL MEETING PROXY STATEMENT

GENERAL INFORMATION
This Special Meeting Proxy Statement (“Proxy Statement”) is furnished to stockholders of Magellan Petroleum Corporation, a Delaware corporation (the “Company”), in connection with the solicitation of proxies by the Board of Directors (the “Board”) for use at the Company’s Special Meeting of Stockholders (the “Special Meeting”) to be held on July 10, 2015 at 10:00 a.m. local time in the Lobby Conference Room of the Denver Financial Center, located at 1775 Sherman St., Denver, Colorado, and at any adjournments or postponements thereof. The proxy materials, including this Proxy Statement and the proxy card or voting instructions, are first being distributed and made available on or about June 8, 2015.
As stated in the accompanying Notice of Special Meeting of Stockholders, the purposes of the Special Meeting are:

•
to approve an amendment to our Restated Certificate of Incorporation to effect a reverse stock split of our common stock at a ratio determined by the Board of Directors within a specific range, without reducing the authorized number of shares of our common stock; and

•
to approve the adjournment or postponement of the Special Meeting, if necessary, to solicit additional proxies in the event there are not sufficient votes at the time of the Special Meeting to approve the above proposal.

The Company's By-Laws provide that only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Company's notice of meeting.
Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on July 10, 2015: This Proxy Statement is available at: http://www.proxyvote.com.
You may vote your shares prior to the Special Meeting by following the instructions provided in this Proxy Statement and the enclosed proxy card.
The proxy may be revoked at any time before it is voted by (i) notifying the Company in writing; (ii) signing and dating a new and different proxy card of a later date; or (iii) voting of your shares in person or through a duly-appointed agent at the meeting.
The persons named in the enclosed form of proxy will vote the shares of stock represented by such proxy in accordance with the specifications made by means of a ballot provided in the proxy.
The record date for the determination of stockholders entitled to notice of and to vote at the Special Meeting has been fixed by the Board as the close of business on May 28, 2015. On that date, there were 45,701,107 outstanding shares of common stock of the Company, par value $.01 per share (the “Common Stock”), and 20,798,719 outstanding shares of Series A Convertible Preferred Stock, par value $.01 per share (the “Series A Preferred Stock”). Each outstanding share of Common Stock and Series A Preferred Stock on the record date is entitled to one vote on each Proposal in this Proxy Statement.

VOTES REQUIRED FOR APPROVAL
Votes Required

Each outstanding share of Common Stock and each outstanding share of Series A Preferred Stock is entitled to one vote on each of Proposals 1 and 2.
Approval of Proposal 1 - the approval of an amendment to our Restated Certificate of Incorporation through the filing of a Certificate of Amendment of Restated Certificate of Incorporation (the “Certificate of Amendment”) to effect a reverse split of our Common Stock, to be effected in the sole discretion of the Board, will require the affirmative vote of the majority of the outstanding shares of our Common Stock, and Series A Preferred Stock, voting as a single class.
Approval of Proposal 2 - the adjournment or postponement of the Special Meeting, if necessary, to solicit additional proxies in the event there are not sufficient votes at the time of the Special Meeting to approve Proposal 1 set forth in this Proxy Statement, will require the affirmative vote of the majority of shares of our Common Stock and Series A Preferred Stock, voting as a single class, present in person or represented by proxy at the Special Meeting and entitled to vote on the matter, provided that a quorum exists.

Discretionary Voting of Shares Held in Street Name
If your shares of Common Stock are held in street name through a broker, bank, or other holder of record, you will receive information from the record holder describing how to instruct the record holder to vote your shares.
We believe that your broker, bank, or other record holder may be able to vote your street name shares on Proposal 1 - the approval of an amendment to our restated certificate of incorporation to effect a reverse split of our common stock, and Proposal 2 – the adjournment or postponement of the Special Meeting, if necessary, in their discretion if you do not give them voting instructions. See “Quorum Required; “Broker Non-Votes” and Abstentions” below.

Quorum Required; “Broker Non-Votes” and Abstentions
Quorum Required: In accordance with the Company’s By-Laws, the holders of 33 1/3 percent of the total number of shares entitled to be voted at the Special Meeting, present in person or by proxy, shall constitute a quorum for the transaction of business. Under the Delaware General Corporation Law, abstentions and any "broker non-votes” are counted as present and are, therefore, included for purposes of determining whether a quorum of shares is present at the Special Meeting.
Broker Non-Votes and Abstentions: If your broker holds your shares in its name and cannot vote your shares on a particular matter because the broker does not have instructions from you or discretionary voting authority on that matter, this is referred to as a “broker non-vote.” As noted above, we believe that your broker may be entitled to vote your shares without your instructions on Proposals 1 and 2. Under the Delaware General Corporation Law, an “abstention” represents a stockholder’s affirmative choice to decline to vote on a proposal other than the election of directors.
Effects of “Broker Non-Votes” and Abstentions: For Proposal 1, which requires the affirmative vote of the majority of the outstanding shares of our Common Stock and Series A Preferred Stock, voting together as a single class, abstentions and any broker non-votes will have the same effect as a vote “AGAINST” Proposal 1. For Proposal 2, which requires the affirmative vote of the majority of the shares of our Common Stock and Series A Preferred Stock, voting together as a single class, present in person or represented by proxy at the Special Meeting and entitled to vote on the matter, abstentions will be counted in determining the total number of shares “entitled to vote” on the matter and will have the same effect as a vote “AGAINST” Proposal 2, but any broker non-votes (which are not “entitled to vote” on the matter) will not be counted and will have no effect.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
Security Ownership of Management
The following table sets forth the number of shares of the Company’s Common Stock owned beneficially as of May 28, 2015 (unless another date is specified by footnote below) by each Director of the Company and each named executive officer of the Company listed in the Summary Compensation Table contained in the Company’s definitive proxy statement for its 2014 Annual Meeting of Stockholders filed with the SEC on October 28, 2014, and by all current Directors and current executive officers of the Company as a group:

	Amount and Nature of Beneficial Ownership*
Name of Individual or Group	Shares	Options	Percent of Class (1)
C. Mark Brannum, former Vice President - General Counsel and Secretary (2)	123,655	266,666	**
Vadim Gluzman, Director (3)	49,388	—	**
Robert I. Israel, Director (3)	49,388	—	**
Antoine J. Lafargue, Senior Vice President of Strategy and Business Development and Chief Commercial Officer (4)	164,085	1,206,250	2.92%
Brendan S. MacMillan, Director (5)	2,701,793	—	5.91%
Ronald P. Pettirossi, Director (6)	203,396	81,250	**
J. Robinson West, Director (7)	288,701	250,000	1.17%
J. Thomas Wilson, President and Chief Executive Officer and Director (8)	615,477	718,750	2.87%
Directors and Executive Officers as a Group (a total of 8 persons)	4,112,228	2,614,583	13.92%

*
Unless otherwise indicated, each person listed has the sole power to vote and dispose of the shares listed. Under SEC Rule 13d-3 pursuant to the Securities Exchange Act of 1934, beneficial ownership includes shares as to which the individual or entity has or shares voting power or investment power, and any shares that the individual or entity has the right to acquire within 60 days, including through the exercise of any option, warrant, or right.

**	The percent of class owned is less than 1%.

(1)	Based on a total of 45,701,107 shares of Common Stock outstanding as of May 28, 2015.

(2)
Mr. Brannum resigned from the Company effective as of August 15, 2014. Mr. Brannum holds 123,655 shares of Common Stock and holds time-based options to acquire a total of 266,666 shares of Common Stock. Under SEC rules, Mr. Brannum is deemed to be the beneficial owner of the shares of Common Stock underlying the 266,666 vested options. The above share and option information is based on the Company's records as of November 5, 2014.

(3)
Mr. Gluzman and Mr. Israel were appointed to the Board of Directors on May 17, 2013, pursuant to the board representation provisions of a Series A Convertible Preferred Stock Purchase Agreement between the Company and One Stone Holdings II LP dated May 10, 2013. See the table under “Other Security Holders” below for beneficial ownership of shares by One Stone Holdings II LP and One Stone Energy Partners GP, L.L.C..

(4)
Mr. Lafargue holds 164,085 shares of Common Stock and options to acquire a total of 2,075,000 shares of Common Stock, consisting of 800,000 time-based options and 1,275,000 performance-based options. Under SEC rules, Mr. Lafargue is deemed to be the beneficial owner of the shares of Common Stock underlying 406,250 of the performance-based options and the 800,000 time-based options.

(5)	Includes 2,100 shares held by Mr. MacMillan’s spouse and a total of 75,150 shares held by Mr. MacMillan as UTMA custodian for his daughters.

(6)	Mr. Pettirossi holds 203,396 shares of Common Stock and holds vested options to acquire a total of 81,250 shares of Common Stock.

(7)	Mr. West holds 288,701 shares of Common Stock and holds vested options to acquire a total of 250,000 shares of Common Stock.

(8)
Mr. Wilson holds 615,477 shares of Common Stock and holds options to acquire a total of 2,468,750 shares, consisting of 406,250 time-based options and 2,062,500 performance-based options. Under SEC rules, Mr. Wilson is deemed to be the beneficial owner of the shares of Common Stock underlying 312,500 of the performance-based options and the 406,250 time-based options.

Other Security Holders
The following table sets forth information (as of the date indicated) as to all persons or groups known to the Company to be beneficial owners of more than 5% of the Company’s issued and outstanding Common Stock:

Name and Address of Beneficial Holder	Shares Beneficially Owned		Percent of Class
One Stone Holdings II LP and One Stone Energy Partners GP, L.L.C. 720 Fifth Avenue, 10th Floor New York, New York 10019	20,798,719	(1)	31.28%	(2)
Brendan S. MacMillan 150A Manchester Street San Francisco, California 94110	2,701,793	(3)	5.91%

(1)
This information is based in part on a Schedule 13D filed by One Stone Holdings II LP and One Stone Energy Partners GP, L.L.C. with the SEC on May 24, 2013, and reflects 19,239,734 shares of Series A Convertible Preferred Stock issued to One Stone Holdings II LP on May 17, 2013, and a total of an additional 1,558,985 shares of Series A Convertible Preferred Stock issued to One Stone Holdings II LP in payment of dividends on the Series A Convertible Preferred Stock. The shares of Series A Convertible Preferred Stock are convertible on a one-for-one basis into shares of Common Stock.

(2)
The percentage shown was calculated on the basis of an assumed 66,499,826 shares of Common Stock outstanding as of May 28, 2015, including the 20,798,719 shares of Common Stock into which the shares of Series A Preferred Stock may be converted.

(3)	This information is based in part on a Schedule 13G filed by Mr. MacMillan with the SEC on February 12, 2014.
On February 10, 2014, William H. Hastings filed a Schedule 13G/A with the SEC indicating that Mr. Hastings was the beneficial owner of 6.4% of the Company’s issued and outstanding Common Stock. On October 17, 2014, the Company purchased options held by Mr. Hastings to purchase 1,512,500 shares of Common Stock and 250,000 shares of Common Stock held in an individual retirement account for the benefit of Mr. Hastings. As a result of this transaction, the Company believes that, as of May 28, 2015, Mr. Hastings is no longer a beneficial owner of more than 5% of the Company’s issued and outstanding Common Stock.

PROPOSAL 1
APPROVAL OF AMENDMENT TO RESTATED CERTIFICATE OF INCORPORATION TO EFFECT REVERSE STOCK SPLIT
Introduction
Our Board has unanimously approved and recommended to our stockholders an amendment to our Restated Certificate of Incorporation through the filing of a Certificate of Amendment of Restated Certificate of Incorporation (the “Certificate of Amendment”) to effect a reverse stock split of shares of our common stock (the “Reverse Stock Split”) at a ratio of not less than one-for-three shares (1:3) and not greater than one-for-ten shares (1:10), with the exact ratio to be set as a whole number at or within this range as determined by our Board. If this Proposal is approved, our Board may (but is not required to) implement the steps necessary to effect the Reverse Stock Split within one year of the date of the Special Meeting without further stockholder approval. Even if this Proposal 1 is approved, our Board may decide not to effect the Reverse Stock Split at all if it determines that the Reverse Stock Split is not in the best interests of the Company and/or its stockholders.
The Reverse Stock Split will have no effect on the par value per share of our common stock and will not reduce the number of authorized shares of common stock but will have the effect of reducing the number of issued and outstanding shares of common stock and the number of shares of common stock held by the Company as treasury stock by the chosen ratio. Other than as described below, the Company will pay cash in lieu of fractional shares resulting from the Reverse Stock Split. The proposed form of Certificate of Amendment to implement the Reverse Stock Split is attached to this proxy statement as Appendix A.

Reasons for the Reverse Stock Split
Our common stock is listed on The NASDAQ Capital Market, which has a continued listing requirement of maintaining a minimum bid price for the common stock of $1.00 per share. Our common stock is currently trading significantly below $1.00 per share. We have been provided with a 180-day grace period to regain compliance and we will regain compliance if the closing bid price of our common stock is $1.00 per share or more for a minimum of 10 consecutive trading days by July 27, 2015. The Reverse Stock Split is one method for achieving this result. We value our listing on The NASDAQ Capital Market and currently intend to implement the Reverse Stock Split promptly following the Special Meeting in order to assist in maintaining such listing. We do not intend to effect a going private transaction as a result of the Reverse Stock Split.
Our Board believes that the delisting of our common stock from The NASDAQ Capital Market would likely result in decreased liquidity and/or increased volatility in our common stock, and a diminution of institutional investor interest. The Board also believes that such delisting could cause a loss of confidence of industry partners, customers, and Company employees, which could harm our business and its future prospects.
If our common stock was delisted from The NASDAQ Capital Market, it would likely qualify for quotation on the OTC Bulletin Board or on the “pink sheets,” a price discovery platform maintained by the National Quotation Bureau, Inc. The Board believes that, in this event, stockholders would likely find it more difficult to obtain accurate quotations as to the price of our common stock, and the liquidity of our common stock would likely be reduced, making it difficult for stockholders to buy or sell our common stock at competitive market prices, or at all. In addition, support from institutional investors and/or market makers that currently buy and sell the Company’s stock may decline, possibly resulting in a decrease in the trading price of our common stock.
In evaluating whether or not to recommend that stockholders authorize a reverse stock split, in addition to the considerations described above, our Board also took into account various negative factors associated with a reverse stock split. These factors include: the negative perception of reverse stock splits held by some investors, analysts, and other stock market participants; the fact that the stock price of some companies that have effected reverse stock splits has subsequently declined, with a corresponding decline in market capitalization; the adverse effect on liquidity that might be caused by a reduced number of shares outstanding; and the costs associated with implementing a reverse stock split.
We also believe that the low market price of our common stock impairs its acceptability to important segments of the institutional investor community and the investing public. Many investors look upon low-priced stock as unduly speculative in nature and, as a matter of policy, avoid investment in such stocks. We believe that the low market price of our common stock has reduced the effective marketability of our shares because of the reluctance of many brokerage firms to recommend low-priced stock to their clients. Further, a variety of brokerage house policies and practices tend to discourage individual brokers within those firms from dealing in low-priced stocks. Some of those policies and practices pertain to the payment of brokers’ commissions and to time-consuming procedures that function to make the handling of low-priced stocks unattractive to brokers from an economic standpoint. In addition, the structure of trading commissions also tends to have an adverse impact upon holders of low-priced stock because the brokerage commission on a sale of low-priced stock generally represents a higher percentage of the sales price than the commission on a relatively higher-priced issue.
Our Board has determined that, based upon current business and market factors, continued listing on The NASDAQ Capital Market is in the best interests of the Company and its stockholders, and that the Reverse Stock Split is likely necessary to attempt to maintain the listing of the Company’s common stock on The NASDAQ Capital Market.
In order to provide maximum flexibility, we are asking our stockholders to approve a range of reverse split ratios of not less than one-for-three (l:3) and not greater than one-for-ten (l:10). The need for the broad range is due to the volatility of our stock price, which ranged from a high of $2.52 to a low of $0.25 since May 1, 2014.
We believe that enabling our Board to set the exact reverse split ratio at or within the stated range will provide us with the flexibility to implement the Reverse Stock Split in a manner designed to maximize the anticipated benefits for our stockholders and allow the Board to take into consideration the total number of shares outstanding immediately prior to the effective time of the Reverse Stock Split. In determining whether to implement the Reverse Stock Split and selecting the reverse split ratio, our Board will consider factors such as:

•	The total number of shares of common stock outstanding;

•	The status of our common stock listing on The NASDAQ Capital Market and the listing standards and rule-making process of NASDAQ and other stock exchanges;

•	The historical trading price and trading volume of our common stock;

•	The then prevailing trading price and trading volume for our common stock;

•	The anticipated impact of the Reverse Stock Split on the trading price of and market for our common stock; and

•	Prevailing general market and economic conditions.
Reducing the number of outstanding shares of our common stock through a reverse stock split is intended, absent other factors, to increase the per share market price of our common stock. However, other factors, such as our financial results, market conditions, and the market perception of our business may adversely affect the market price of our common stock. As a result, there can be no assurance that the Reverse Stock Split, if completed, will result in the intended benefits described above, that the market price of our common stock will increase following the Reverse Stock Split, or that the market price of our common stock will not decrease in the future. Additionally, we cannot assure you that the market price per share of our common stock after a reverse stock split will increase in proportion to the reduction in the number of shares of our common stock outstanding before the Reverse Stock Split. Accordingly, the total market capitalization of our common stock after the Reverse Stock Split may be lower than the total market capitalization before the Reverse Stock Split.
Our Board will have sole discretion as to any implementation of, and the exact timing and actual ratio of the Reverse Stock Split within the range of ratios specified in this Proposal 1 for one year following the date of our Special Meeting. Our Board may also determine that the Reverse Stock Split is no longer in the best interests of the Company and its stockholders and decide to abandon the Reverse Stock Split, at any time before, during, or after the meeting and prior to its effectiveness, without further action by the stockholders. However, because the closing bid price for our common stock must be at least $1.00 for a minimum of 10 consecutive trading days prior to July 27, 2015 or our common stock may be delisted from The NASDAQ Capital Market, unless we are eligible for an additional 180 days within which to comply, our Board currently expects that it will implement the Reverse Stock Split promptly following the Special Meeting.

Effect of the Reverse Stock Split on Our Common Stock
Depending on the ratio for the Reverse Stock Split determined by our Board, a minimum of three and a maximum of ten shares of existing common stock will be combined into one share of common stock. The table below shows, as of May 28, 2015, the approximate number of outstanding shares of common stock (excluding Treasury shares) that would result from the listed hypothetical reverse stock split ratios (without giving effect to the treatment of fractional shares) based on the 45,701,107 shares of common stock issued and outstanding as of such date:

Reverse Stock Split Ratio	Approximate Number of Outstanding Shares of Common Stock Following The Reverse Stock Split
1-for-3	15,233,702
1-for-4	11,425,277
1-for-5	9,140,221
1-for-6	7,616,851
1-for-7	6,528,730
1-for-8	5,712,638
1-for-9	5,077,901
1-for-10	4,570,111

The actual number of shares outstanding after giving effect to the Reverse Stock Split, if implemented, will depend on the Reverse Stock Split ratio that is ultimately determined by our Board.

The Reverse Stock Split will affect all holders of our common stock uniformly and will not change any stockholder’s percentage ownership interest in us, except that, as described below under “Fractional Shares,” our intent is that record holders of common stock otherwise entitled to a fractional share as a result of the Reverse Stock Split will receive cash in lieu of such fractional share. In addition, our current expectation is that the Reverse Stock Split will not affect any stockholder’s proportionate voting power, subject to the treatment of fractional shares and the matters discussed below under “Fractional Shares.”
The Reverse Stock Split may result in some stockholders owning “odd lots” of less than 100 shares of common stock. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in “round lots” of even multiples of 100 shares.
The Reverse Stock Split will not affect the number of authorized shares of capital stock, and, therefore, will have the effect of an increase in the number of authorized but unissued shares of common stock. Authorized but unissued shares of our common stock and preferred stock are available for future issuance as may be determined by our Board without further action by our stockholders, unless stockholder approval is required by applicable law or securities exchange listing requirements in connection with a particular transaction. These additional shares may be issued in the future for a variety of corporate purposes, including, but not limited to, raising additional capital, corporate acquisitions, and equity incentive plans. Except for a stock split or stock dividend, future issuances of common shares will dilute the voting power and ownership of our existing stockholders and, depending on the amount of consideration received in connection with the issuance, could also reduce stockholders’ equity on a per share basis.
The Reverse Stock Split could, under certain circumstances, have an anti-takeover effect (for example, by enhancing our ability to approve future issuances that could dilute the stock ownership of a person seeking to effect a change in the composition of our board of directors or contemplating a tender offer or other transaction involving the Company with another company). This Proposal 1 is not being made in response to any effort of which the Board is aware to accumulate shares of our common stock or obtain control of the Company. For further information, see the discussion under "Possible Anti-Takeover Effects" below.

Procedure for Implementing the Reverse Stock Split
The Reverse Stock Split, if approved by our stockholders, would become effective at 5:00 p.m. Delaware time on the date of the filing of the Certificate of Amendment with the Secretary of State of the State of Delaware (the “Effective Time”). The date of the filing of the Certificate of Amendment that will effect the Reverse Stock Split will be determined by our Board based on its evaluation as to when such action will be the most advantageous to us and our stockholders. However, because the closing bid price for our common stock must be at least $1.00 for a minimum of 10 consecutive trading days prior to July 27, 2015 or our common stock will likely be delisted from The NASDAQ Capital Market, our Board currently expects that it will implement the Reverse Stock Split promptly following the Special Meeting. In addition, our Board reserves the right, notwithstanding stockholder approval and without further action by the stockholders, to elect not to proceed with the Reverse Stock Split if, at any time prior to filing the Certificate of Amendment, our Board, in its sole discretion, determines that it is no longer in our best interests and the best interests of our stockholders to proceed with the Reverse Stock Split. If a Certificate of Amendment has not been filed with the Secretary of State of the State of Delaware by the close of business on the first anniversary of the Special Meeting, our Board will abandon the Reverse Stock Split.
After the Effective Time, our common stock will have a new Committee on Uniform Securities Identification Procedures (“CUSIP”) number, which is a number used to identify our equity securities, and stock certificates with the older CUSIP number will need to be exchanged for stock certificates with the new CUSIP number by following the procedures described below.

Beneficial Holders of Common Stock (i.e., stockholders who hold in street name)
Upon the implementation of the Reverse Stock Split, and other than as described under “Fractional Shares” below, we intend to treat shares held by stockholders through a bank, broker, custodian, or other nominee in the same manner as registered stockholders whose shares are registered in their names. Banks, brokers, custodians, or other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding our common stock in street name. However, these banks, brokers, custodians, or other nominees may have different procedures than registered stockholders for processing the Reverse Stock Split. Stockholders who hold shares of our common stock with a bank, broker, custodian, or other nominee and who have any questions in this regard are encouraged to contact their banks, brokers, custodians, or other nominees.

Registered “Book-Entry” Holders of Common Stock (i.e., stockholders that are registered on the transfer agent’s books and records but do not hold stock certificates)
Certain of our registered holders of common stock may hold some or all of their shares electronically in book-entry form with the transfer agent. These stockholders do not have stock certificates evidencing their ownership of the common stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts.
Stockholders who hold shares electronically in book-entry form with the transfer agent will not need to take action (the exchange will be automatic) to receive whole shares of post-Reverse Stock Split common stock, subject to adjustment for treatment of fractional shares.

Exchange of Stock Certificates and Elimination of Fractional Share Interests
As soon as practicable after filing the Certificate of Amendment effecting the Reverse Stock Split with the Secretary of State of the State of Delaware, stockholders will receive instructions for the exchange of their common stock certificates for new certificates representing the appropriate number of shares of common stock after the Reverse Stock Split. However, if permitted, the Company may elect to effect the exchange in the ordinary course of trading as certificates are returned for transfer. In either event, each current certificate representing shares of common stock will until so exchanged be deemed for all corporate purposes after the filing date to evidence ownership of our common stock in the proportionately reduced number. An exchange agent may be appointed to act for stockholders in effecting the exchange of their certificates.
Stockholders should NOT destroy any stock certificates or submit their stock certificates now. You should submit them only after you receive instructions from us or our exchange agent.
No service charges, brokerage commissions, or transfer taxes will be payable by any stockholder, except that if any new stock certificates are to be issued in a name other than that in which the surrendered certificate(s) are registered it will be a condition of such issuance that (1) the person requesting such issuance pays all applicable transfer taxes resulting from the transfer (or prior to transfer of such certificate, if any) or establishes to our satisfaction that such taxes have been paid or are not payable, (2) the transfer complies with all applicable federal and state securities laws, and (3) the surrendered certificate is properly endorsed and otherwise in proper form for transfer.

Fractional Shares
We do not intend to issue fractional shares in connection with the Reverse Stock Split. In lieu of issuing fractions of shares, we intend to pay cash as follows:

•	If a stockholder’s shares are held in street name, payment for the fractional shares will be deposited directly into the stockholder’s account with the organization holding the stockholder’s shares.

•
If the stockholder’s shares are registered directly in the stockholder’s name, payment for the fractional shares will be made by check, sent to the stockholder directly from our transfer agent upon receipt of the properly completed and executed transmittal letter and original stock certificates.

•	The amount of cash to be paid for fractional shares will be equal to the product obtained by multiplying:

•
The average closing price of our common stock as reported by The NASDAQ Capital Market for the five (5) trading days immediately preceding the date of the Reverse Stock Split, or if our common stock is not at such time traded on The NASDAQ Capital Market, then as reported on the primary trading market for our common stock;

•	The amount of the fractional share.
We currently expect that those stockholders who hold less than the number of shares set forth in the Reverse Stock Split ratio would be eliminated as a result of the payment of cash in lieu of any fractional share interest in connection with the Reverse Stock Split. The Board reserves the right, however, to issue fractional shares to some or all registered holders who would otherwise be eliminated as a result of the Reverse Stock Split, or alternatively, to round up fractional shares to the nearest whole share of common stock for some or all of such registered holders, if the Board shall determine that doing so would be in the Company’s best interests, including in order to avoid effecting a going private transaction as described in Rule 13e-3 of the Securities Exchange Act of 1934.
The Board also reserves the right to aggregate fractional shares for cash and arrange for their sale, with the aggregate proceeds from such sale being distributed to the holders of fractional shares on a pro rata basis.

Effect of the Reverse Stock Split on our Equity Compensation Plans, Options, and Restricted Stock Awards
Based upon the reverse stock split ratio determined by our Board, proportionate adjustments are generally required to be made to the number of shares reserved for future issuance under our 2012 Omnibus Incentive Compensation Plan, as well as the per share exercise price and the number of shares issuable upon the exercise or conversion of all outstanding options (including outstanding options granted under our 2012 Omnibus Incentive Compensation Plan and our prior 1998 Stock Incentive Plan) or convertible securities entitling the holders to purchase or convert into shares of common stock. This would result in approximately the same aggregate price being required to be paid under such options or convertible securities upon exercise or conversion, and approximately the same value of shares of common stock being delivered upon such exercise or conversion, immediately following the Reverse Stock Split as was the case immediately preceding the Reverse Stock Split. The number of shares deliverable upon settlement or vesting of restricted stock awards will be similarly adjusted, subject to our treatment of fractional shares. The number of shares reserved for issuance pursuant to these securities will be proportionately adjusted based upon the reverse stock split ratio determined by the Board, subject to our treatment of fractional shares.

Effects of the Reverse Stock Split on our Preferred Stock
In connection with the Reverse Stock Split, we also will make any necessary amendments to the certificate of designations for our Series A preferred stock to effect a reverse split at the selected ratio of the outstanding shares of the series, with any fractional share being rounded up to the next whole share. The current certificate of designations for our Series A preferred stock contains a provision whereby the conversion price for the conversion of shares of Series A preferred stock into shares of common stock is automatically proportionately adjusted in the event of a reverse split of the outstanding shares of common stock. Each share of Series A preferred stock will continue to have one vote on matters submitted to a vote of the holders of our common stock. Accordingly, the proportional voting power of the outstanding shares of Series A preferred stock relative to the outstanding shares of common stock will not change as a result of the Reverse Stock Split except to the extent of the treatment of fractional shares. The amendment will not change the number of authorized shares of Series A preferred stock.
The Reverse Stock Split will not affect the total authorized shares of preferred stock.

Possible Anti-Takeover Effects
Because the proposed amendment to the Certificate of Incorporation authorizing the Reverse Stock Split will not reduce the number of authorized shares of common stock, which will remain at 300,000,000, or reduce the number of authorized shares of preferred stock, which will remain at 50,000,000, with 28,000,000 of that amount being authorized shares of Series A Preferred Stock, if any such amendment is filed, it will result in a relative increase in the number of authorized but unissued shares of our common and preferred stock in relation to the number of outstanding shares of our common stock and preferred stock after the Reverse Stock Split and could, under certain circumstances, have an anti-takeover effect, although this is not the purpose or intent of the Board. The primary purpose of the proposed Reverse Stock Split is to provide the Board with a mechanism to raise the per share trading price of our common stock in order to improve liquidity and help ensure that the price per share of our common stock remains above the minimum amount required to maintain our listing on The NASDAQ Capital Market. However, a relative increase in the number of our authorized shares of common stock and preferred stock could enable the Board to render more difficult or discourage an attempt by a party attempting to obtain control of the Company by tender offer or other means. The issuance of common stock or preferred stock in a public or private sale, merger or similar transaction would increase the number of outstanding shares of common stock and preferred stock entitled to vote, increase the number of votes required to approve a change of control of the Company and dilute the interest of a party attempting to obtain control of the Company. Any such issuance could deprive stockholders of benefits that could result from an attempt to obtain control of the Company, such as the realization of a premium over market price that such an attempt could cause. Moreover, the issuance of common stock or preferred stock to persons friendly to the Board could make it more difficult to remove incumbent officers and directors from office even if such change were favorable to stockholders generally. The Company has no present intent to use the relative increase in the number of authorized shares of common stock and preferred stock for anti-takeover purposes, and the proposed amendment to the Certificate of Incorporation is not part of a plan by the Board to adopt any anti-takeover provisions. However, if the proposed amendment is approved by the stockholders, then a greater number of shares of our common stock and preferred stock would be available for such purpose than currently is available. The Company is not aware of any pending or threatened efforts to obtain control of the Company, and the Board has no present intent to authorize the issuance of additional shares of common stock or preferred stock to discourage such efforts if they were to arise.

Accounting Matters
The proposed amendment to our Certificate of Incorporation will not affect the per share par value of our common stock, which will remain at the current par value of $0.01 per share. As a result, as of the Effective Time, the stated capital on our balance sheet attributable to the common stock will be reduced proportionately based on the Reverse Stock Split ratio, and capital in excess of par value on our balance sheet will be increased by the amount by which stated capital is reduced. Reported per share net income or loss will be higher because there will be fewer shares of common stock outstanding. In future financial statements, net income or loss per share and other per share amounts for periods ending before the Reverse Stock Split would be recast to give retroactive effect to the Reverse Stock Split. As described above under “Effects of the Reverse Stock Split on our Equity Compensation Plans, Options, and Restricted Stock Awards,” the per share exercise price of outstanding options would increase proportionately, and the number of shares of our common stock issuable upon the exercise of outstanding options would decrease proportionately, in each case based on the Reverse Stock Split ratio. We do not anticipate that any other accounting consequences would arise as a result of the Reverse Stock Split.

Certain Federal Income Tax Consequences
The following summary describes certain material U.S. federal income tax consequences of the Reverse Stock Split to holders of our common stock.
Unless otherwise specifically indicated herein, this summary addresses the tax consequences only to a beneficial owner of our common stock that is a citizen or individual resident of the United States, or a corporation organized in or under the laws of the United States or any state thereof or the District of Columbia (a “U.S. holder”). A trust may also be a U.S. holder if (1) a U.S. court is able to exercise primary supervision over administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a U.S. person. An estate whose income is subject to U.S. federal income taxation regardless of its source may also be a U.S. holder.
This summary does not address all of the tax consequences that may be relevant to any particular investor, including tax considerations that arise from rules of general application to all taxpayers or to certain classes of taxpayers or that are generally assumed to be known by investors. This summary also does not address the tax consequences to (i) persons that may be subject to special treatment under U.S. federal income tax law, such as banks, insurance companies, thrift institutions, regulated investment companies, real estate investment trusts, tax-exempt organizations, U.S. expatriates, persons subject to the alternative minimum tax, traders in securities that elect to mark to market and dealers in securities or currencies, (ii) persons that hold our common stock as part of a position in a “straddle” or as part of a “hedging,” “conversion,” or other integrated investment transaction for federal income tax purposes, (iii) persons that do not hold our common stock as “capital assets” (generally, property held for investment), or (iv) foreign entities and nonresident alien individuals. If a partnership (or other entity classified as a partnership for U.S. federal income tax purposes) is the beneficial owner of our common stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships that hold our common stock, and partners in such partnerships, should consult their own tax advisors regarding the U.S. federal income tax consequences of the Reverse Stock Split. This summary does not address the tax consequences of transactions occurring prior to or after the Reverse Stock Split, including, without limitation, the exercise of options or rights to purchase common stock in anticipation of the Reverse Stock Split.
This summary is based on the provisions of the Internal Revenue Code of 1986, as amended, U.S. Treasury regulations, administrative rulings and judicial authority, all as in effect as of the date of this proxy statement. Subsequent developments in U.S. federal income tax law, including changes in law or differing interpretations, which may be applied retroactively, could have a material effect on the U.S. federal income tax consequences of the Reverse Stock Split.
PLEASE CONSULT YOUR OWN TAX ADVISOR REGARDING THE U.S. FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT IN YOUR PARTICULAR CIRCUMSTANCES UNDER THE INTERNAL REVENUE CODE AND THE LAWS OF ANY OTHER TAXING JURISDICTION.

The Reverse Stock Split should be treated as a recapitalization for U.S. federal income tax purposes. In certain circumstances, we may elect to issue some or all of our stockholders fractional shares, or alternatively to round up fractional shares to the nearest whole share, rather than paying cash in lieu of fractional shares. Although there is limited authority on the matter, we do not believe that the issuance of fractional shares or rounding up to whole shares should cause the Reverse Stock Split to fail to be treated as a tax-free recapitalization, except to the extent described below. Therefore, a stockholder generally will not recognize gain or loss on the Reverse Stock Split, except to the extent of cash, if any, received in lieu of a fractional share interest in the post-Reverse Stock Split shares. The aggregate tax basis of the post-split shares received will be equal to the aggregate tax basis of the presplit shares exchanged therefor (excluding any portion of the holder’s basis allocated to fractional shares or for which an additional fraction of a share is rounded up to a whole share), and the holding period of the post-split shares received will include the holding period of the presplit shares exchanged.
A holder of the presplit shares who receives cash will generally recognize gain or loss equal to the difference between the portion of the tax basis of the presplit shares allocated to the fractional share interest and the cash received. Such gain or loss will be a capital gain or loss and will be short term if the presplit shares were held for one year or less and long term if held more than one year. The deductibility of net capital losses by individuals and corporations is subject to limitations.
Although the treatment of a stockholder who receives an additional fraction of a share to round up to a whole share is not clear, a holder who receives round-up shares in lieu of a fractional share of our common stock pursuant to the Reverse Stock Split should recognize capital gain or loss in an amount equal to the difference between the amount of additional shares received and the stockholder’s tax basis in the shares of our common stock surrendered that is allocated to such fractional share of our common stock. Such gain or loss will be a capital gain or loss and will be short term if the presplit shares were held for one year or less and long term if held more than one year. The deductibility of net capital losses by individuals and corporations is subject to limitations.
Information returns may be required to be filed with the Internal Revenue Service with respect to the receipt of cash or round-up shares in lieu of a fractional share of our common stock pursuant to the Reverse Stock Split in the case of certain stockholders.
No gain or loss will be recognized by us as a result of the Reverse Stock Split.

No Appraisal Rights
Stockholders have no rights under Delaware law or under our charter documents to exercise dissenters’ rights of appraisal with respect to the Reverse Stock Split.

Vote Required For Approval
This Proposal 1 requires the affirmative vote of a majority of the outstanding shares of our Common Stock, and Series A Preferred Stock, voting as a single class. Stockholders may vote “for” or “against” this Proposal 1, or they may abstain on voting on this Proposal 1. Abstentions and any broker non-votes will have the same effect as votes “AGAINST” this Proposal 1. The proxy holders will vote your shares in accordance with your instructions. If you have not given specific instructions to the contrary, your shares will be voted “FOR” the approval of this Proposal.

Board Recommendation
OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1 TO APPROVE THE AMENDMENT TO THE RESTATED CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT, TO BE EFFECTED IN THE SOLE DISCRETION OF THE BOARD OF DIRECTORS AT ANY TIME WITHIN ONE YEAR OF THE DATE OF THE SPECIAL MEETING WITHOUT FURTHER APPROVAL OR AUTHORIZATION OF OUR STOCKHOLDERS.

PROPOSAL 2
APPROVAL OF ADJOURNMENT OR POSTPONEMENT OF SPECIAL MEETING, IF NECESSARY

Our stockholders are being asked to consider and vote upon an adjournment or postponement of the Special Meeting, if necessary, if a quorum is present, to solicit additional proxies in the event there are not sufficient votes at the time of the Special Meeting to approve the proposed amendment to our restated certificate of incorporation, as amended, to effectuate a reverse stock split as described in Proposal 1.

Vote Required for Approval
Approval of the adjournment or postponement of the Special Meeting requires the affirmative vote of the majority of shares of our Common Stock and Series A Preferred Stock, voting as a single class, present in person or represented by proxy at the Special Meeting and entitled to vote on the matter, provided that a quorum exists. Abstentions will be counted in determining the total number of shares “entitled to vote” on this Proposal and will have the same effect as a vote “AGAINST” this Proposal, but broker non-votes (which are not “entitled to vote” on this Proposal) will not be counted and will have no effect
Board Recommendation
THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE ADJOURNMENT OR POSTPONEMENT OF THE SPECIAL MEETING, IF A QUORUM IS PRESENT, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE NOT SUFFICIENT VOTES AT THE TIME OF THE SPECIAL MEETING TO APPROVE PROPOSAL 1.

OTHER MATTERS
The Company's By-Laws provide that only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Company's notice of meeting. Accordingly, no business other than Proposals 1 and 2 shall be conducted at the Special Meeting.

SOLICITATION OF PROXIES
The entire expense of preparing and mailing this Proxy Statement and any other soliciting material (including, without limitation, costs, if any, related to advertising, printing, fees of attorneys, financial advisors, and solicitors, public relations, transportation, and litigation) will be borne by the Company. In addition to the use of the mails, the Company or certain of its employees may solicit proxies by telephone, telegram, and personal solicitation; however, no additional compensation will be paid to those employees in connection with such solicitation. In addition, the Company has engaged The Proxy Advisory Group, LLC, in a non-solicitation stand-by advisory role. In the event the Company deems it necessary to actively pursue proxy solicitation, The Proxy Advisory Group, LLC, may be retained to assist in the distribution of proxy solicitation materials for a services fee and the reimbursement of customary expenses, which are not expected to exceed $10,000 in the aggregate. The Company has also retained Broadridge to provide or coordinate specified telephone and Internet voting, mailing, handling, inspector of election, tabulation, and document hosting services. The estimated fees and expenses payable to Broadridge by the Company for these services are approximately $20,000, plus per item charges for each registered or beneficial stockholder vote, per document charges for the hosting services, and reimbursement of Broadridge’s mailing costs and expenses. The entire cost of the proxy solicitation will be borne by the Company.
Banks, brokerage houses, and other custodians, nominees, and fiduciaries will be requested to forward solicitation material to the beneficial owners of the Common Stock that such institutions hold of record, and the Company will reimburse such institutions for their reasonable out-of-pocket disbursements and expenses.

STOCKHOLDER PROPOSALS FOR THE 2015 ANNUAL MEETING
If a stockholder wishes to have a proposal included in the Notice of Meeting and related Proxy Statement for the Company’s 2015 Annual Meeting of Stockholders (which is assumed will be held on or about December 11, 2015), the stockholder must follow the procedures set forth in SEC Rule 14a-8 under the Securities Exchange Act of 1934 and submit the proposal to the Company no later than July 2, 2015. The fact that a stockholder proposal is received in a timely manner does not ensure its inclusion in the proxy materials, since such proposal must satisfy all requirements in the proxy rules relating to such inclusion.

Notice of Business to be Brought Before a Stockholders’ Meeting
If a stockholder wishes to present a proposal at the Company’s 2015 Annual Meeting of Stockholders and the proposal is not intended to be included in the Company’s Proxy Statement and form of proxy relating to that meeting, the stockholder must give advance notice to the Company prior to one of two deadlines set forth in the Company’s By-Laws.
If a stockholder’s proposal relates to business other than the nomination of persons for election to the Board of Directors, Article II, Section 2 of the Company’s By-Laws provides in part that:
“At an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the board of directors, (b) otherwise properly brought before the meeting by or at the direction of the board of directors, or (c) otherwise properly brought before the meeting by a stockholder. For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the corporation. To be timely, a stockholder’s notice must be delivered to or mailed and received at the principal executive offices of the corporation, not less than sixty (60) nor more than ninety (90) days prior to the meeting; provided, however, that in the event that less than seventy days’ notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the tenth day following the date on which such notice of the date of the annual meeting was mailed or such public disclosure was made. For purposes of this Section 2.1, public disclosure shall be deemed to have been made to stockholders when disclosure of the date of the meeting is first made in a press release reported by the Dow Jones News Services, Associated Press, Reuters Information Services, Inc. or comparable national news service or in a document publicly filed by the corporation with the Securities and Exchange Commission pursuant to Sections 13, 14 or 15(d) of the Securities Exchange Act of 1934, as amended.
A stockholder’s notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting

(a)	a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting;

(b)	the name and address, as they appear on the corporation’s books, of the stockholder intending to propose such business;

(c)	the class and number of shares of the corporation which are beneficially owned by the stockholder;

(d)
a representation that the stockholder is a holder of record of capital stock of the corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to present such business;

(e)	any material interest of the stockholder in such business.”
To be timely under this By-Law provision, a stockholder proposal must be received no earlier than September 12, 2015, but no later than October 12, 2015, which is the time period not less than 60 days nor more than 90 days prior to December 11, 2015.

Nominations of Persons for Election to the Board of Directors
If a stockholder’s proposal relates to the nomination of persons for election to the Board of Directors, Article II, Section 3 of the Company’s By-Laws provides that:
“Only persons who are nominated in accordance with the procedures set forth in these By-Laws shall be eligible for election as directors. Nominations of persons for election to the board of directors of the corporation may be made at a meeting of stockholders (a) by or at the direction of the board of directors or (b) by any stockholder of the corporation entitled to vote for the election of directors at the meeting who complies with the notice procedures set forth in this Section 2.2. Nominations by stockholders shall be made pursuant to timely notice in writing to the Secretary of the corporation. To be timely, a stockholder’s notice shall be delivered to or mailed and received at the principal executive offices of the corporation not less than sixty (60) days nor more than ninety (90) days prior to the meeting; provided, however, that in the event that less than seventy days’ (70) notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the 10th day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made. For purposes of this Section 2.2, public disclosure shall be deemed to have been made to stockholders when disclosure of the date of the meeting is first made in a press release reported by the Dow Jones News Services, Associated Press, Reuters Information Services, Inc. or comparable national news service or in a document publicly filed by the corporation with the Securities and Exchange Commission pursuant to Sections 13, 14 or 15(d) of the Securities Exchange Act of 1934, as amended.
Each such notice shall set forth:

(a)	the name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated;

(b)
a representation that the stockholder is a holder of record of stock of the corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice;

(c)
a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder; and

(d)
such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission, had the nominee been nominated, or intended to be nominated, by the board of directors.

To be effective, each notice of intent to make a nomination given hereunder shall be accompanied by the written consent of each nominee to being named in a proxy statement and to serve as a director of the corporation if elected.
No person shall be eligible for election as a director of the corporation unless nominated in accordance with the procedures set forth in these By-Laws. The presiding officer of the meeting shall, if the facts warrant, determine and declare to the meeting that nomination was not made in accordance with the procedures prescribed by these By-Laws, and if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded.”
To be timely under this By-Law, a stockholder proposal must be received no earlier than September 12, 2015, but no later than October 12, 2015, which is the time period not less than 60 days nor more than 90 days prior to December 11, 2015.
All stockholder proposals should be submitted to the Company’s Corporate Secretary at 1775 Sherman Street, Suite 1950, Denver, CO 80203.

THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED JUNE 30, 2014, FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION MAY BE OBTAINED UPON WRITTEN REQUEST TO THE COMPANY, 1775 SHERMAN STREET, SUITE 1950, DENVER, CO 80203, ATTENTION: CORPORATE SECRETARY.

By Order of the Board of Directors, Matthew R. Ciardiello Corporate Secretary

Dated: June 8, 2015

APPENDIX A
FORM OF
CERTIFICATE OF AMENDMENT OF
RESTATED CERTIFICATE OF INCORPORATION OF
MAGELLAN PETROLEUM CORPORATION

Magellan Petroleum Corporation, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify:

FIRST: That the Board of Directors of the Corporation has duly adopted resolutions (i) authorizing the Corporation to execute and file with the Secretary of State of the State of Delaware this Certificate of Amendment of Restated Certificate of Incorporation (this “Amendment”) to combine each [_____](a) shares of the Corporation’s common stock, par value $0.01 per share (the “Common Stock”), either issued and outstanding or held by the Corporation as treasury stock, into one (1) share of Common Stock; and (ii) declaring this Amendment to be advisable, submitted to and considered by the stockholders of the Corporation entitled to vote thereon for approval by the affirmative vote of such stockholders in accordance with the terms of the Corporation’s Restated Certificate of Incorporation, as previously amended (the “Certificate of Incorporation”) and Section 242 of the General Corporation Law of the State of Delaware (the “DGCL”) and recommended for approval by the stockholders of the Corporation.

SECOND: That this Amendment was duly adopted in accordance with the terms of the Certificate of Incorporation and the provisions of Section 242 of the DGCL by the Board of Directors and stockholders of the Corporation.

THIRD: Effective at 5:00 p.m. (Delaware time) on the date of the filing of this Amendment with the Secretary of State of the State of Delaware (with such time on such date being the “Effective Time”), the Certificate of Incorporation shall be amended by amending the Article thereof numbered “FOURTH” to insert the following at the end thereof:

“(d) Effective at 5:00 p.m. (Delaware time) on the date of the filing of the Certificate of Amendment of Restated Certificate of Incorporation of the Corporation with the Secretary of State of the State of Delaware to insert the following provisions to the Restated Certificate of Incorporation (the “Effective Time”), each [ _____](a) shares of Common Stock either issued and outstanding or held by the Corporation as treasury stock immediately prior to the Effective Time shall be combined into one (1) share of Common Stock (the “Reverse Stock Split”). No fractional share shall be issued upon the Reverse Stock Split. All shares of Common Stock (including fractions thereof) issuable upon the Reverse Stock Split to a given holder shall be aggregated for purposes of determining whether the Reverse Stock Split would result in the issuance of any fractional share. If, after the aforementioned aggregation, the Reverse Stock Split would result in the issuance of a fraction of a share of Common Stock, in lieu of receiving any such fractional share, the holder (other than with respect to shares of Common Stock held by the Corporation as treasury stock) otherwise entitled to such fraction will receive a sum in cash equal to the fraction multiplied by the fair market value per share of the Common Stock as determined in a reasonable manner by the Board of Directors. Upon surrender by a holder of a certificate or certificates for Common Stock, duly endorsed, at the office of the Corporation (or, if lost, an acceptable affidavit of loss is delivered to the Corporation), the Corporation shall, as soon as practicable thereafter, issue and deliver to such holder, or to the nominee or assignee of such holder, a new certificate or certificates for the number of shares of Common Stock that such holder shall be entitled to following the Reverse Stock Split.”

(a) Final reverse split ratio, within a range of 1:3 to 1:10, to be determined by the Corporation's Board pursuant to the authority granted by the Corporation’s stockholders, as described in the accompanying proxy statement.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment of Restated Certificate of Incorporation to be signed by the Secretary of the Corporation on July [___], 2015.

MAGELLAN PETROLEUM CORPORATION

By:
Name:
Title:

A-1

C/O BROADRIDGE CORPORATE ISSUER SOLUTIONS P.O. BOX 1342 BRENTWOOD, NY 11717
VOTE BY INTERNET – www.proxyvote.com
Use the Internet- to transmit your voting instructions and for electronic delivery of information up to 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.
VOTE BY PHONE – 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.
VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: M94304-S33602 KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

MAGELLAN PETROLEUM CORPORATION

The Board of Directors recommends you vote FOR Proposals 1 and 2:

1. The amendment to the Restated Certificate of Incorporation to effect a reverse stock split.

2. To adjourn or postpone the Special Meeting, if necessary.

NOTE:  If no choice is indicated, this proxy shall be determined to grant authority to vote FOR Proposals 1 and 2.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If you are signing on behalf of a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

			FOR ☐ ☐	AGAINST ☐ ☐	ABSTAIN ☐ ☐

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice and Proxy Statement are available at www.proxyvote.com

M63857-P44353
MAGELLAN PETROLEUM CORPORATION
Special Meeting of Stockholders
July 10, 2015 10:00 AM
This proxy is solicited by the Board of Directors
KNOW ALL BY THESE PRESENTS, that the undersigned holder of common stock of MAGELLAN PETROLEUM CORPORATION, a Delaware corporation (the “Company”), does hereby constitute and appoint J. Thomas Wilson and Antoine J. Lafargue, or any one of them, as proxies, with full power to act without the other and with full power of substitution, to vote the said shares of stock at the Special Meeting of Stockholders of the Company to be held on Friday, July 10, 2015, at 10:00 a.m. local time in the Lobby Conference Room of the Denver Financial Center, located at 1775 Sherman St., Denver, Colorado, and at any adjourned or postponed meeting or meetings thereof, held for the same purposes, in the following manner:

UNLESS DIRECTED TO THE CONTRARY BY SPECIFICATION IN THE SPACES PROVIDED, THE SAID INDIVIDUALS ARE HEREBY AUTHORIZED AND EMPOWERED BY THE UNDERSIGNED TO VOTE ON PROPOSALS 1 AND 2 AS LISTED ON THE REVERSE SIDE.

This proxy must be signed exactly as the name appears herein. Executors, administrators, trustees, etc. should give full title as such. If you are signing on behalf of a corporation, please sign in the full corporate name as a duly authorized officer, giving full title as such. If you are signing on behalf of a partnership, please sign in partnership name by an authorized person.

RETURN OF PROXIES

WE URGE EACH STOCKHOLDER WHO IS UNABLE TO ATTEND THE SPECIAL MEETING TO VOTE BY PROMPTLY SIGNING, DATING AND RETURNING THE ACCOMPANYING PROXY IN THE REPLY ENVELOPE ENCLOSED.

Continued and to be signed on reverse side

C/O BROADRIDGE CORPORATE ISSUER SOLUTIONS P.O. BOX 1342 BRENTWOOD, NY 11717
VOTE BY INTERNET – www.proxyvote.com
Use the Internet- to transmit your voting instructions and for electronic delivery of information up to 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.
VOTE BY PHONE – 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.
VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: M94304-S33602 KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

MAGELLAN PETROLEUM CORPORATION

The Board of Directors recommends you vote FOR Proposals 1 and 2:

1. The amendment to the Restated Certificate of Incorporation to effect a reverse stock split.

2. To adjourn or postpone the Special Meeting, if necessary.

NOTE:  If no choice is indicated, this proxy shall be determined to grant authority to vote FOR Proposals 1 and 2.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If you are signing on behalf of a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

			FOR ☐ ☐	AGAINST ☐ ☐	ABSTAIN ☐ ☐

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice and Proxy Statement are available at www.proxyvote.com

M63857-P44353
MAGELLAN PETROLEUM CORPORATION
Special Meeting of Stockholders
July 10, 2015 10:00 AM
This proxy is solicited by the Board of Directors
KNOW ALL BY THESE PRESENTS, that the undersigned holder of Series A convertible preferred stock of MAGELLAN PETROLEUM CORPORATION, a Delaware corporation (the “Company”), does hereby constitute and appoint J. Thomas Wilson and Antoine J. Lafargue, or any one of them, as proxies, with full power to act without the other and with full power of substitution, to vote the said shares of stock at the Special Meeting of Stockholders of the Company to be held on Friday, July 10, 2015, at 10:00 a.m. local time in the Lobby Conference Room of the Denver Financial Center, located at 1775 Sherman St., Denver, Colorado, and at any adjourned or postponed meeting or meetings thereof, held for the same purposes, in the following manner:

UNLESS DIRECTED TO THE CONTRARY BY SPECIFICATION IN THE SPACES PROVIDED, THE SAID INDIVIDUALS ARE HEREBY AUTHORIZED AND EMPOWERED BY THE UNDERSIGNED TO VOTE ON PROPOSALS 1 AND 2 AS LISTED ON THE REVERSE SIDE.

This proxy must be signed exactly as the name appears herein. Executors, administrators, trustees, etc. should give full title as such. If you are signing on behalf of a corporation, please sign in the full corporate name as a duly authorized officer, giving full title as such. If you are signing on behalf of a partnership, please sign in partnership name by an authorized person.

RETURN OF PROXIES

WE URGE EACH STOCKHOLDER WHO IS UNABLE TO ATTEND THE SPECIAL MEETING TO VOTE BY PROMPTLY SIGNING, DATING AND RETURNING THE ACCOMPANYING PROXY IN THE REPLY ENVELOPE ENCLOSED.

Continued and to be signed on reverse side